ALEXANDER & BALDWIN, INC.
                  1989 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
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                                AMENDMENT NO. 3
                                ---------------


      The Alexander & Baldwin, Inc. 1989 Non-Employee Director Stock Option Plan (hereinafter the "Plan") is hereby amended, effective as of October 25, 2000, as follows:

      1.    Subparagraph A of the "CANCELLATION OF OPTIONS" section under
Article II of the Plan is hereby amended by replacing clauses (i) and (ii) thereof with the following:

           "(i)   any "person" (defined as such term is used in
      Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "bene-ficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation's then outstanding securities;

           (ii)   at least a majority of the Board ceases to consist of
      (a) individuals who have served continuously on the Board since January 1, 2000 and (b) new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who shall at that time have served continuously on the Board since January 1, 2000 or whose election or nomination was previously so approved;

          (iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other entity, other than (a) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Corporation, the entity surviving such merger or consolidation or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such person any securities acquired directly from the Corporation or its affiliates) representing 35% or more of the combined voting power of the Corpora-tion's then outstanding securities; or

           (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substan-tially all of the Corporation's assets to an entity at least a majority of the board of directors of which or of any parent thereof is comprised of individuals who comprised the Board immediately prior to such sale or disposition;"

      2.    Subparagraph A of the "CANCELLATION OF OPTIONS" section under
Article II of the Plan is hereby further amended by adding the following sentence to the end thereof:

      "Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions."

      3. Except as modified by this Amendment, all the terms and provisions of the Alexander & Baldwin, Inc. 1989 Non-Employee Director Stock Option Plan shall continue in full force and effect.

            IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Amendment to be executed on its behalf by its duly-authorized officers on this 25th day of October, 2000.


                                    ALEXANDER & BALDWIN, INC.

                                    By /s/ John F. Gasher
                                       Its Vice President

                                    By /s/ Alyson J. Nakamura
                                       Its Secretary